                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 1998

                          MINDSPRING ENTERPRISES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                          0-27890                 58-2113290
(State or other jurisdiction              (Commission              (IRS Employer
      of incorporation)                  File Number)           Identification No.)

              1430 WEST PEACHTREE ST., SUITE 400, ATLANTA, GA 30309
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 815-0770

                                EXPLANATORY NOTE

      This Amendment to Current Report on Form 8-K/A is being filed for the purpose of amending the pro forma financial information contained in the following Current Reports on Form 8-K and Form 8-K/A previously filed by MindSpring Enterprises, Inc. (the "Company") with the SEC:

      (1) Current Report on Form 8-K dated November 12, 1998 and filed with the SEC on November 13, 1998;

      (2) Current Report on Form 8-K dated December 7, 1998 and filed with the SEC on December 7, 1998;

      (3) Current Report on Form 8-K dated February 24, 1999 and filed with the SEC on February 25, 1999;

      (4) Amendment to Current Report on Form 8-K/A dated October 8, 1999 and filed with the SEC on October 12, 1999.

1. Current Report on Form 8-K dated November 12, 1998 and filed with the SEC on November 13, 1998

      Set forth below is an amendment to the pro forma financial information contained in the Company's Current Report on Form 8-K previously filed with the SEC on November 13, 1998.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(b)         Pro Forma Financial Information.

                          INDEX TO FINANCIAL STATEMENTS

Unaudited Pro Forma Financial Data..............................................  1-1
Unaudited Pro Forma Balance Sheet as of June 30, 1998...........................  1-2
Unaudited Pro Forma Statement of Operations for the six months ended
      June 30, 1998 and the twelve months ended December 31, 1997...............  1-4

                       UNAUDITED PRO FORMA FINANCIAL DATA

      The following pro forma balance sheet reflects the acquisition of Spry, Inc. ("Spry") as if it had occurred on June 30, 1998. The following pro forma statements of operations for the year ended December 31, 1997 and the six months ended June 30, 1998 reflect the acquisition of Spry as if it had occurred on January 1, 1997. The balance sheet information for Spry included herein is as of July 31, 1998. The statements of operations for Spry included herein reflect the results of operations for the year ended January 31, 1997 and the six months ended July 31, 1998. The pro forma financial information does not purport to represent what the Company's consolidated results of operations would have been if the acquisition had in fact occurred on these dates, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of the Company. The pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.




                                      1-1

                               UNAUDITED PRO FORMA
                                  BALANCE SHEET
                               AS OF JUNE 30, 1998
                                 (IN THOUSANDS)


Total Assets:                               MindSpring          Spry            Subtotal       Adjustments            Pro Forma
                                          --------------    -------------    --------------   --------------      --------------
Cash and cash equivalents                 $      60,257     $         -      $      60,257    $    (25,000)   (a) $      35,257
Accounts receivable, net                          2,437            3,345             5,782          (3,345)   (a)         2,437
Due to parent                                         -            2,012             2,012          (2,102)   (a)             -
Other                                               638              272               910            (272)   (a)           638
                                          --------------    -------------    --------------   --------------      --------------
   Total current assets                          63,332            5,629            68,961         (30,719)              38,332
                                          --------------    -------------    --------------   --------------      --------------

Property and equipment, net                      27,719            1,896            29,615          (1,286)   (a)        28,329
                                          --------------    -------------    --------------   --------------      --------------
Intangibles, net                                  6,278           35,494            41,772         (11,104)   (a)        30,668
                                          --------------    -------------    --------------   --------------      --------------
Other assets                                        801              156               957            (156)   (a)           801
                                          --------------    -------------    --------------   --------------      --------------

Total assets                              $      98,130     $      42,265    $     141,395    $    (43,265)       $      98,130
                                          ==============    =============    ==============   ==============      ==============

Liabilities and Stockholders' equity:

Accounts payable                          $       4,750     $        740     $       5,490    $       (740)   (a) $       4,750
Accrued expenses                                  8,114            9,161            17,275          (9,161)   (a)         8,114
Deferred revenue                                  3,351                -             3,351                -               3,351
Current portion of debt                           1,239                -             1,239                -               1,239
Current portion of capital leases                 2,697                -             2,697                -               2,697
                                          --------------    -------------    --------------   --------------      --------------
   Total current liabilities                     20,151            9,901            30,052          (9,901)              20,151
                                          --------------    -------------    --------------   --------------      --------------

Capital leases--non-current                       3,753                -             3,753                -               3,753
                                          --------------    -------------    --------------   --------------      --------------
      Total Liabilities                          23,904            9,901            33,805          (9,901)              23,904
                                          --------------    -------------    --------------   --------------      --------------

Stockholders' equity:

Preferred stock                                       -                -                 -                -                   -
Common stock                                        258                -               258                -                 258
Additional paid-in-capital                       84,817           37,500           122,317          (37,500)             84,817
Accumulated deficit                            (10,849)           (4,136)          (14,985)           4,136   (a)       (10,849)
                                          --------------    -------------    --------------   --------------      --------------
   Total stockholders' equity                    74,226           33,364           107,590          (33,364)             74,226
                                          --------------    -------------    --------------   --------------      --------------


Total Liabilities and Stockholders'
equity                                    $      98,130     $    43,265      $     141,395    $     (43,265)      $      98,130
                                          ==============    =============    ==============   ==============      ==============

(a) Reflects the preliminary purchase price allocation as follows:

             Purchase Price                                25,000
             Property and Equipment                           610
             Subscriber base                               24,390

      The purchase price is based on $25 million paid at initial closing. Such estimate will be revised upon final closing during the first quarter of 1999 when the final subscribers are determined under the terms of the agreement. Management's best estimate based on currently available information is that the final purchase price will be between $35-45 million (such increase will be entirely reflected as an increase in subscriber


                                      1-2

      base). The fixed assets of Spry that are being acquired have been included based on management's estimate of their fair market value. All other assets and liabilities are not being acquired. Accordingly, they have been eliminated in the accompanying pro forma balance sheet.

                                      1-3

                               UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                           MindSpring          Spry         Subtotal        Adjustments      Pro Forma
                                                                                               (a)
                                             --------        --------        --------        --------        --------
Revenues                                     $ 46,444        $ 23,607        $ 70,051        $      -        $ 70,051
                                             --------        --------        --------        --------        --------
Costs and expenses:
   Selling, general and administrative         23,239          11,139          34,378               -          34,378
   Cost of revenue                             14,192          14,093          28,285               -          28,285
   Depreciation and amortization                5,966           2,449           8,415           2,197  (b)     10,612

                                             --------        --------        --------        --------        --------
                                               43,397          27,681          71,078           2,197          73,275
                                             --------        --------        --------        --------        --------
Operating income (loss)                         3,047          (4,074)         (1,027)         (2,197)         (3,224)
                                             --------        --------        --------        --------        --------
Interest income (expense), net                    (75)            (62)           (137)              -            (137)
                                             --------        --------        --------        --------        --------
Income before income tax expense                2,972          (4,136)         (1,164)         (2,197)         (3,361)
Income tax expense                                (92)              -             (92)              -             (92)
                                             --------        --------        --------        --------        --------
Net income                                   $  2,880        $ (4,136)       $ (1,256)       $ (2,197)       $ (3,453)
                                             ========        ========        ========        ========        ========

Shares:
Basic                                          23,157                                           2,467 (c)       25,624
Diluted                                        24,588                                           1,036 (c)       25,624

Earnings per share:

Basic                                        $   0.12                                                         $  (0.13)
                                             ========                                                         ========
Diluted                                      $   0.12                                                         $  (0.13)
                                             ========                                                         ========




                                      1-4

                               UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                        12 MONTHS ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                           MindSpring          Spry          Subtotal        Adjustments      Pro Forma
                                                                                                 (a)
                                           ---------        ---------        ---------        ---------        ---------
Revenues                                   $  52,557        $  50,190        $ 102,747        $       -        $ 102,747
                                           ---------        ---------        ---------        ---------        ---------
Costs and expenses:
   Selling, general and administrative        30,784           29,279           60,063                -           60,063
   Cost of revenue                            16,823           29,689           46,512                -           46,512
   Depreciation and amortization               8,695            4,191           12,886            6,897  (b)      19,783
                                           ---------        ---------        ---------        ---------        ---------
                                              56,302           63,159          119,461            6,897          126,357
                                           ---------        ---------        ---------        ---------        ---------
Operating income (loss)                       (3,745)         (12,969)         (16,714)          (6,897)         (23,610)
                                           ---------        ---------        ---------        ---------        ---------
Interest income (expense), net                  (338)              (8)            (346)               0             (346)
                                           ---------        ---------        ---------        ---------        ---------
Net income                                 $  (4,083)       $ (12,977)       $ (17,060)       $  (6,897)       $ (23,956)
                                           =========        =========        =========        =========        =========

Shares:
Basic                                         22,542                                              3,000 (c)       25,542
Diluted                                       22,542                                              3,000 (c)       25,542

Earnings per share:
Basic                                      $   (0.18)                                                          $   (0.94)
                                           =========                                                           =========
Diluted                                    $   (0.18)                                                          $   (0.94)
                                           =========                                                           =========


(a) Adjustments have not been made to cost of revenue and selling, general and administrative costs since the amounts expected to be incurred by MindSpring are not readily determinable. However, such cost recorded by Spry include allocations from its Parent Corporations and other third-party vendors which may not be indicative of the costs that would have been incurred on a stand alone basis. Accordingly, cost of revenue and selling, general and administrative costs incurred by MindSpring in future periods may be materially different from the amounts reflected in MindSpring's historical statements.

(b) Represents additional amortization of the acquired subscriber base based on preliminary purchase price allocation (as noted in footnote (a) to the pro forma balance sheet) using a three-year amortization period. Management currently estimates that the final purchase price will increase between $10-20 million, which would result in $3.3-6.6 million in additional amortization expense per annum.

(c) Reflects the 3 million shares of common stock issued on May 29, 1998 as if they were outstanding since January 1, 1997. Also, the six months ended June 30, 1998 excludes the effect of stock options for purposes of the diluted calculation since the effect for pro forma purposes is antidilutive.



                                      1-5

2. Current Report on Form 8-K dated December 7, 1998 and filed with the SEC on December 7, 1998

      Set forth below is an amendment to the pro forma financial information contained in the Company's Current Report on Form 8-K previously filed with the SEC on December 7, 1998.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(b)         Pro Forma Financial Information.

                          INDEX TO FINANCIAL STATEMENTS

Unaudited Pro Forma Financial Data..............................................  2-1
Unaudited Pro Forma Balance Sheet as of September 30, 1998......................  2-2
Unaudited Pro Forma Statement of Operations for the nine months ended
      September 30, 1998 and the twelve months ended December 31, 1997..........  2-4

                       UNAUDITED PRO FORMA FINANCIAL DATA

      The following pro forma balance sheet reflects the acquisition of Spry, Inc. ("Spry") as if it had occurred on September 30, 1998. The following pro forma statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 reflect the acquisition of Spry as if it had occurred on January 1, 1997. The pro forma financial information does not purport to represent what the Company's consolidated results of operations would have been if the acquisition had in fact occurred on these dates, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of the Company. The pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.




                                      2-1

                               UNAUDITED PRO FORMA
                                  BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                 (IN THOUSANDS)



Total Assets:                                    MindSpring          Spry          Subtotal       Adjustments       Pro Forma
                                                 ----------         -------        --------       -----------       ---------
Cash and cash equivalents                         $ 62,498          $     -        $ 62,498        $(25,000)    (a)  $ 37,498
Accounts receivable, net                             2,370            3,241           5,611          (3,241)    (a)     2,370
Due to parent                                            -            2,002           2,002          (2,002)    (a)         -
Other                                                  602              161             763            (161)    (a)       602
                                                  --------          -------        --------        ---------         --------
   Total current assets                             65,470            5,404          70,874         (30,404)           40,470
                                                  --------          -------        --------        ---------         --------

Property and equipment, net                         28,375            1,740          30,115          (1,130)    (a)    28,985
                                                  --------          -------        --------        ---------         --------
Intangibles, net                                     5,280           34,883          40,163         (10,493)    (a)    29,670
                                                  --------          -------        --------        ---------         --------
Other assets                                           890              143           1,033            (143)    (a)       890
                                                  --------          -------        --------        ---------         --------

Total assets                                      $100,015          $42,170        $142,185        $(42,170)         $100,115
                                                  ========          =======        ========        =========         ========

Liabilities and Stockholders' equity:

Accounts payable                                  $  2,036          $   935        $  2,971        $   (935)    (a)  $  2,036
Accrued expenses                                     8,270            9,254          17,524          (9,254)    (a)     8,270
Deferred revenue                                     4,961                -           4,961               -             4,961
Current portion of debt                                593                -             593               -               593
Current portion of capital leases                    2,715                -           2,715               -             2,715
                                                  --------          -------        --------        ---------         --------
   Total current liabilities                        18,575           10,189          28,764         (10,189)           18,575
                                                  --------          -------        --------        ---------         --------

Capital leases--non-current                          3,077                -           3,077               -             3,077
                                                  --------          -------        --------        ---------         --------
      Total Liabilities                             21,652           10,189          31,841         (10,189)           21,652
                                                  --------          -------        --------        ---------         --------

Stockholders' equity:

Preferred stock                                          -                -               -               -                 -
Common stock                                           259                -             259               -               259
Additional paid-in-capital                          84,967           37,500         122,467         (37,500)    (a)    84,967
Accumulated deficit                                (6,863)          (5,519)        (12,382)           5,519     (a)   (6,863)
                                                  --------          -------        --------        ---------         --------
   Total stockholders' equity                       78,363           31,981         110,344         (31,981)           78,363
                                                  --------          -------        --------        ---------         --------

Total Liabilities and Stockholders' equity        $100,015          $42,170        $142,185        $(43,170)         $100,015
                                                  ========          =======        ========        =========         ========


(a) Reflects the preliminary purchase price allocation as follows:

           Purchase Price                              25,000
           Property and Equipment                         610
           Subscriber base                             24,390

      The purchase price is based on $25 million paid at initial closing. Such estimate will be revised upon final closing during the first quarter of 1999 when the final subscribers are determined under the terms of the agreement. Management's best estimate based on currently available information is that the final purchase price will be between $35-45 million (such increase will be entirely reflected as an increase in subscriber



                                      2-2

      base). The fixed assets of Spry that are being acquired have been included based on management's estimate of their fair market value. All other assets and liabilities are not being acquired. Accordingly, they have been eliminated in the accompanying pro forma balance sheet.



                                      2-3

                               UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                            MindSpring       Spry         Subtotal     Adjustments(a)  Pro Forma
                                            ---------      ---------      ---------    -----------     ---------
Revenues                                    $  75,139      $  34,754      $ 109,893      $      -      $ 109,893
                                            ---------      ---------      ---------      --------      ---------
Costs and expenses:

   Selling, general and administrative         37,240         16,444         53,684             -         53,684
   Cost of revenue                             22,167         20,792         42,959             -         42,959
   Depreciation and amortization                9,244          3,656         12,900         1,484  (b)    14,384

                                            ---------      ---------      ---------      --------      ---------
                                               68,651         40,892        109,543         1,484        111,027
                                            ---------      ---------      ---------      --------      ---------
Operating income (loss)                         6,488        (6,138)            350       (1,484)        (1,134)
                                            ---------      ---------      ---------      --------      ---------
Interest income (expense), net                    590           (70)            520             -            520
                                            ---------      ---------      ---------      --------      ---------
Income before income tax expense                2,972        (4,136)        (1,164)       (1,484)          (614)
Income tax expense                               (212)             -          (212)            -           (212)
                                            ---------      ---------      ---------      --------      ---------
Net income                                  $   6,866      $ (6,208)      $     658      $(1,484)      $   (826)
                                            =========      =========      =========      ========      =========

Shares:

Basic                                          24,043                                       1,644  (c)    25,687

Diluted                                        25,446                                         241  (c)    25,687

Earnings per share:

Basic                                        $   0.29                                                  $  (0.03)
                                             ========                                                  =========
Diluted                                      $   0.27                                                  $  (0.03)
                                             ========                                                  =========





                                      2-4

                               UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                        12 MONTHS ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                MindSpring      Spry          Subtotal      Adjustments(a)  Pro Forma
                                                 --------      ---------      ---------      ---------      ---------
Revenues                                         $ 52,557      $ 50,190       $ 102,747      $       -      $ 102,747
                                                 --------      ---------      ---------      ---------      ---------
Costs and expenses:
   Selling, general and administrative             30,784         29,279         60,063              -         60,063
   Cost of revenue                                 16,823         29,689         46,512              -         46,512
   Depreciation and amortization                    8,695          4,191         12,886          6,897 (b)     19,783
                                                 --------      ---------      ---------      ---------      ---------
                                                   56,302         63,159        119,461          6,897        126,357
                                                 --------      ---------      ---------      ---------      ---------
Operating income (loss)                            (3,745)       (12,969)       (16,714)        (6,897)       (23,610)
                                                 --------      ---------      ---------      ---------      ---------
Interest income (expense), net                       (338)            (8)          (346)             0           (346)
                                                 --------      ---------      ---------      ---------      ---------
Net income                                       $ (4,083)     $ (12,977)     $ (17,060)     $  (6,897)     $ (23,956)
                                                 ========      =========      =========      =========      =========

Shares:
Basic                                              22,542                                        3,000 (c)     25,542
Diluted                                            22,542                                        3,000 (c)     25,542

Earnings per share:
Basic                                           $   (0.18)                                                  $   (0.87)
                                                =========                                                   =========
Diluted                                         $   (0.18)                                                  $   (0.87)
                                                =========                                                   =========

(a) Adjustments have not been made to cost of revenue and selling, general and administrative costs since the amounts expected to be incurred by MindSpring are not readily determinable. However, such cost recorded by Spry include allocations from its Parent Corporations and other third-party vendors which may not be indicative of the costs that would have been incurred on a stand alone basis. Accordingly, cost of revenue and selling, general and administrative costs incurred by MindSpring in future periods may be materially different from the amounts reflected in MindSpring's historical statements.

(b) Represents additional amortization of the acquired subscriber base based on preliminary purchase price allocation (as noted in footnote (a) to the pro forma balance sheet) using a three-year amortization period. Management currently estimates that the final purchase price will increase between $10-20 million, which would result in $3.3-6.6 million in additional amortization expense per annum.

(c) Reflects the 3 million shares of common stock issued on May 29, 1998 as if they were outstanding since January 1, 1997. Also, the nine months ended September 30, 1998 excludes the effect of stock options for purposes of the diluted calculation since the effect for pro forma purposes is antidilutive.




                                      2-5

3. Current Report on Form 8-K dated February 24, 1999 and filed with the SEC on February 25, 1999

      Set forth below is an amendment to the pro forma financial information contained in the Company's Current Report on Form 8-K previously filed with the SEC on February 25, 1999.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(b)         Pro Forma Financial Information.

                          INDEX TO FINANCIAL STATEMENTS

Unaudited Pro Forma Financial Data..............................................  3-1
Unaudited Pro Forma Balance Sheet as of December 31, 1998.......................  3-2
Unaudited Pro Forma Statement of Operations for the twelve months ended December 31, 1998....................................................  3-4

                       UNAUDITED PRO FORMA FINANCIAL DATA

      The following pro forma balance sheet reflects the acquisition by MindSpring of certain assets of NETCOM On-Line Communication Services, Inc. Domestic Subscriber Operations (the "NETCOM Domestic Operations") as if it had occurred on December 31, 1998. The following pro forma statement of operations for the year ended December 31, 1998 reflects the acquisition by MindSpring of certain assets of the NETCOM Domestic Operations and of Spry, Inc. ("Spry") as if they had occurred on January 1, 1998. The pro forma financial information does not purport to represent what MindSpring's consolidated results of operations would have been if the acquisitions had in fact occurred on these dates, nor does it purport to indicate MindSpring's future consolidated financial position or future consolidated results of operations. The pro forma adjustments are based on currently available information and certain assumptions that MindSpring's management believes are reasonable.




                                      3-1

                               UNAUDITED PRO FORMA
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)




                                                               NETCOM
                                                               Domestic
Total Assets:                                   MindSpring    Operations    Subtotal        Adjustments      Pro Forma
                                                ----------    ----------    --------        -----------      ---------
Cash and cash equivalents                        167,743             -       167,743            (135,000) (a)  32,743
Accounts receivable, net                           3,278         2,913         6,191                   -        6,191
Deferred tax asset--current                        3,421             -         3,421                   -        3,421
Other                                                758         2,273         3,031              (1,855) (a)   1,176
                                                --------      ---------      --------      --------------     --------
   Total current assets                          175,200         5,186       180,386            (136,855)      43,531
                                                --------      ---------      --------      --------------     --------

Property and equipment, net                       35,841        55,104        90,945             (37,864) (a)   53,081
                                                --------      ---------      --------      --------------     --------
Intangibles, net                                  34,742             -        34,742              230,514 (a)  265,256
                                                --------      ---------      --------      --------------     --------
Deferred acquisition costs                             -         4,729         4,729              (4,729) (a)        -
                                                --------      ---------      --------      --------------     --------
Other assets                                       1,816           482         2,298                (294) (a)    2,004
                                                --------      ---------      --------      --------------     --------

Total assets                                     247,599        65,501       313,100               50,772      363,872
                                                ========      =========      ========      ==============     ========

Liabilities and Stockholders' equity:
Accounts payable                                   3,462         8,901        12,363              (8,901) (a)    3,462
Accrued expenses                                  21,928        12,936        34,864             (10,460) (a)   24,404
Deferred revenue                                   7,443         3,869        11,312                 (72) (a)   11,240
Due to parent                                          -       142,508       142,508            (142,508) (a)        -
Income taxes payable                               2,566             -         2,566                   -         2,566
Current portion of debt                                -             -             -               80,000 (a)   80,000
Current portion of capital leases                  2,695         2,731         5,426              (2,731) (a)    2,695
                                                --------      ---------      --------      --------------     --------
   Total current liabilities                      38,094       170,945       209,039             (84,672)      124,367
                                                --------      ---------      --------      --------------     --------

Capital leases--non-current                        2,424         2,061         4,485              (2,061) (a)    2,424
                                                --------      ---------      --------      --------------     --------
      Total Liabilities                           40,518       173,006       213,524             (86,733)      126,791
                                                --------      ---------      --------      --------------     --------

Stockholders' equity:
Preferred stock                                        -             -             -                    -            -
Common stock                                         283             -           283                    4 (a)      287
Additional paid-in-capital                       209,983             -       209,983                    - (a)  239,979
                                                                                                   29,996 (b)
Accumulated deficit                               (3,185)     (107,505)     (110,690)             107,505 (a)  (3,185)
                                                --------      ---------      --------      --------------     --------
   Total stockholders' equity                    207,081      (107,505)       99,576              137,505      237,081
                                                --------      ---------      --------      --------------     --------

Total Liabilities and Stockholders' equity       247,599        65,501       313,100               50,772      363,872
                                                ========      =========      ========      ==============     ========


(a) Reflects the preliminary purchase price allocation as follows (in millions):

            Purchase Price                                                  245.0
            Accounts receivable                                               2.9
            Other current assets                                              0.4
            Property and equipment                                           17.2
            Other long-term assets                                            0.2


                                      3-2

            Deferred revenue                                                 (3.8)
            Accrued liabilities                                              (2.4)
            Subscriber base                                                 230.5

      The purchase price will be paid via $30 million in stock, $135 million in cash, and $80 million in borrowings under a line of credit facility. The aforementioned assets and liabilities have been included based on management's estimate of their fair market value. All other assets and liabilities are not being acquired. Accordingly, they have been eliminated in the accompanying pro forma balance sheet.



                                      3-3

                               UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                      TWELVE MONTHS ENDED DECEMBER 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                      NETCOM
                                                                     Domestic
                                           MindSpring     Spry      Operations     Subtotal       Adjustments(a)     Pro Forma
                                           ----------   --------    ----------     --------       -------------      ---------
Revenues                                    114,673       36,575       143,669       294,917                   -       294,917
                                            -------     --------      --------      --------      --------------      --------
Costs and expenses:
   Selling, general and administrative       57,324       17,314        99,570       174,208                   -       174,208
   Cost of revenue                           34,336       21,889        58,046       114,271                   -       114,271
   Depreciation and amortization             15,227        3,856        31,878        50,961              82,690 (b)   133,651

                                            -------     --------      --------      --------      --------------      --------
                                            106,887       43,059       189,494       339,440              82,690       422,130
                                            -------     --------      --------      --------      --------------      --------
Operating income (loss)                       7,786      (6,484)      (45,825)      (44,523)            (82,690)     (127,213)
                                            -------     --------      --------      --------      --------------      --------
Interest income (expense), net                1,214         (70)        3,463         4,607              (6,690) (c)   (2,083)
                                            -------     --------      --------      --------      --------------      --------
Income before income tax expense              9,000      (6,554)      (42,362)      (39,916)            (89,380)     (129,296)
Income tax expense                            1,544            -             -         1,544                   -         1,544
                                            =======     ========      ========      ========      ==============      ========
Net income                                   10,544      (6,554)      (42,362)      (38,372)            (89,380)     (127,752)
                                            =======     ========      ========      ========      ==============      ========

Shares:

Basic                                        24,611                                                        3,775 (d)    28,386
Diluted                                      25,431                                                        2,955 (d)    28,386

Earnings per share:

Basic                                       $  0.43                                                                   $ (4.50)
                                            =======                                                                   ========
Diluted                                     $  0.41                                                                   $ (4.50)
                                            =======                                                                   ========



(a) Adjustments have not been made to cost of revenue or to selling, general and administrative costs. However, cost of revenue and selling, general and administrative costs incurred by Spry and the NETCOM Domestic Operations may not be indicative of the cost of revenue and selling, general and administrative costs that would have been incurred by MindSpring in relation to the same assets. In connection with MindSpring's acquisition of the NETCOM Domestic Operations, MindSpring and NETCOM (which will change its name) have entered into a network services agreement, for one year with an option for a second year on potentially different terms to be negotiated and agreed to by the parties. MindSpring expects to use the network services purchased under this agreement initially to provide service to the subscribers acquired from NETCOM. MindSpring expects that the costs it incurs for such network services will be different than the corresponding historical costs reported by NETCOM. In this regard, cost of revenue and selling, general and administrative costs incurred by MindSpring in future periods may be materially different from the amounts reflected in the pro forma financial statements.

(b) Represents additional amortization of the acquired subscriber base based on preliminary purchase price allocation (as noted in footnote (a) to the pro forma balance sheet) for the NETCOM Domestic Operations and a full year of amortization of the $32.5 million purchase price paid by MindSpring for the acquisition of certain Spry assets using a three-year amortization period for the acquired subscriber base.

(c) Reflects additional interest expense on anticipated borrowings under a secured revolving credit facility (as noted in footnote (a) to the pro forma balance sheet) at an assumed interest rate of 6.69%, as if such borrowings were outstanding since January 1, 1998.



                                      3-4

(d) Reflects (i) 3 million shares of MindSpring common stock issued in a public offering completed on May 29, 1998; (ii) 2.3 million shares of MindSpring common stock issued in a public offering completed on December 14, 1998; and (iii) approximately 376,000 shares of MindSpring common stock issued to NETCOM On-Line Communication Services, Inc. as part of the purchase price for the NETCOM Domestic Operations assets (representing approximately $30 million, at $79.76 per share) as if such shares were outstanding since January 1, 1998. Also, excludes the effect of stock options for purposes of the diluted earnings per share calculation, since the effect for pro forma purposes is antidilutive.



                                      3-5

4. Amendment on Form 8-K/A dated October 8, 1999 and filed with the SEC on October 12, 1999

      Set forth below is an amendment to the pro forma financial information contained in the Company's Amendment to Current Report on Form 8-K/A previously filed with the SEC on October 12, 1999.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(b)         Pro Forma Financial Information.

                          INDEX TO FINANCIAL STATEMENTS

MINDSPRING ENTERPRISES, INC.

Unaudited Pro Forma Financial Data..............................................  4-1
Unaudited Pro Forma Statement of Operations for the six months ended June 30, 1999........................................................  4-2

                       UNAUDITED PRO FORMA FINANCIAL DATA

      The following pro forma statement of operations for the six months ended June 30, 1999 reflects the acquisition by MindSpring of certain assets of NETCOM On-Line Communication Services, Inc.'s Domestic Subscriber Operations ("NETCOM") as if it had occurred on January 1, 1999. The pro forma financial information does not purport to represent what MindSpring's consolidated results of operations would have been if the acquisition had in fact occurred on this date, nor does it purport to indicate MindSpring's future consolidated financial position or future consolidated results of operations. The pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.




                                      4-1

                               UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                          MindSpring      NETCOM       Subtotal   Adjustments(a)     Pro Forma
                                          ----------      -------      --------   --------------     ---------
Revenues                                    147,292        18,857       166,149             -         166,149
                                           --------      --------      --------      --------        --------
Costs and expenses:

   Selling, general and administrative       70,028        13,131        83,159             -          83,159
   Cost of revenue                           50,518         7,669        58,187             -          58,187
   Depreciation and amortization             45,258         4,156        49,414         9,605  (b)     59,019

                                           --------      --------      --------      --------        --------
                                            165,804        24,956       190,760         9,605         200,365
                                           --------      --------      --------      --------        --------
Operating income (loss)                    (18,512)       (6,099)      (24,611)       (9,605)        (34,216)
                                           --------      --------      --------      --------        --------
Interest income (expense), net                1,487           450         1,937             -           1,937
                                           --------      --------      --------      --------        --------
Income before income tax expense           (17,025)       (5,649)      (22,674)       (9,605)        (32,279)
Income tax expense                            6,640             -         6,640             -           6,640
                                           ========      ========      ========      ========        ========
Net income                                 (10,385)       (5,649)      (16,034)       (9,605)        (25,639)
                                           ========      ========      ========      ========        ========

Shares:

Basic                                        59,899                                     2,995  (c)     62,894
Diluted                                      59,899                                     2,995  (c)     62,894

Earnings per share:

Basic                                      $ (0.17)                                                  $ (0.41)
                                           ========                                                  ========
Diluted                                    $ (0.17)                                                  $ (0.41)
                                           ========                                                  ========



(a) Adjustments have not been made to cost of revenue and selling, general and administrative costs since the amounts that would have been incurred by MindSpring are not readily determinable. However, such cost incurred by NETCOM may not be indicative of the costs that would have been incurred by MindSpring. Accordingly, cost of revenue and selling, general and administrative costs incurred by MindSpring in future periods may be materially different from the amounts reflected in the pro forma financial statements.

(b)   Reflects the preliminary purchase price allocation as follows
      (in millions):


         Purchase Price                   245.0
         Accounts receivable                2.9
         Other current assets               0.4
         Property and equipment            17.2
         Other long-term assets             0.2
         Deferred revenue                  (3.8)
         Accrued liabilities               (2.4)
         Subscriber base                  230.5

                                      4-2

      The purchase price will be paid via $30 million in stock, $135 million in cash, and $80 million in borrowings under a line of credit facility. The aforementioned assets and liabilities have been included based on management's estimate of their fair market value. All other assets and liabilities were not acquired.

      Represents additional amortization of the acquired subscriber base based on the preliminary purchase price allocation for NETCOM using a three-year amortization period.

(c)   Reflects (i) 5.25 million shares of common stock issued in April 1999 and
      (ii) 385 thousand shares issued in conjunction with the NETCOM acquisition as if such shares were outstanding since January 1, 1999. Also, excludes the effect of stock options for purposes of the diluted earnings per share calculation since the effect for pro forma purposes is antidilutive.



                                      4-3

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MINDSPRING ENTERPRISES, INC.

                                           /s/ Juliet M. Reising
                                           ---------------------------------
                                           Juliet M. Reising
                                           Executive Vice President and Chief
                                           Financial Officer

Date: December 16, 1999